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FIRST AMENDMENT TO OPTION AND LICENSE AGREEMENT

This FIRST AMENDMENT TO OPTIO N AND LICENSE AGREEMENT (this "First
Amendment") is entered into as of June 14 , 2019 , by and between Alexion Pharma Holding (as successor to Alexion Pharmaceuticals, Inc.), an unlimited liability company incorporated under the laws of Ireland and having its principal place of business in Hamilton, Bermuda ("Alexion"), and Xencor, Inc., a Delaware corporation having a principal place of business at I 11 West Lemon Avenue, Monrovia,
California 91016 (''Xencor"). Alexion and Xencor may each be referred to herein, individually, as a "Party" or, collectively, as the "Parties."
BACKGROUND

A.Alexion and Xencor entered into the Option and License Agreement (the ''Original Agreement''), dated as of January 28, 2013, for the purpose of granting Alexion (i) the exclusive right to conduct certain research activities with respect to incorporation of Xencor Fc Domains into Target Compounds and (ii) an option to practice an exclusive license to research, develop and commercialize Licensed Compounds and Licensed Products in the Field in the Territory.
B.The Parties wish to amend the method in the Original Agreement for determining the foreign exchange conversion rate for purposes of calculating Net Sales and amounts payable to Xencor.

C.Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Original Agreement.
NOW, THEREFORE , for and in consideration of the covenants, conditions, and undertakings hereinafter set forth, it is agreed by and between the Parties as follows:
AMENDMENTS

1.

“6.1

Section 6.1 of the Agreement is hereby deleted in its entirety and replaced with the following:
Royalty Reports and Payments. Royalties shall be calculated and reported for each.
calendar quarter and shall be paid within [***] after the end of each calendar quarter. Each payment shall be accompanied by a report of Net Sales by Alexion, its Affiliates and Sublicensees which shall include [***].”

2.    Section 6.3 of the Agreement is hereby deleted in its entirety and replaced with the following:

·“6.3    Currency Conversion. Amounts payable to Xencor based on sales in currencies other than U.S. dollars shall be converted to U.S. dollars at the rate of exchange at the close of business on the last day of the relevant calendar quarter to which the payment relates. The rate of exchange shall be the value of U.S . dollars at the close of business on such day as published by Bloomberg, or if Bloomberg is not available , then another similar third party source, and applying such exchange rate in a manner consistent with Alexion's then standard foreign currency conversion methodology actually use d on a consistent basis in preparing its audited financial statements.”
2.Alexion and Xencor agree that this First Amendment shall be annexed to and made part of the Original Agreement. Any conflicts arising between this First Amendment and the Original Agreement shall be resolved in favor of the provisions in this First Amendment, including any terms and/or definitions modified and/or made obsolete by this First Amendment. Except as herein provided, all of the terms and conditions in the Original Agreement remain unchanged and are hereby reaffirmed.

3.This First Amendment and any dispute arising from the performance or breach here of shall be (a) governed by and const rued and enforced in accordance with , the laws of the State of
Delaware, without reference to conflicts of laws principles, and (b) subject to the exclusive jurisdiction and venue of the Delaware state courts and Federal courts located in Dela ware, and the Parties hereby consent to the personal and exclusive jurisdiction and venue of these courts.

4.This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.
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IN WITNESS WHERE OF, the Parties have ca used this First Amendment to be duly executed and delivered as of the day and year first above written.

Alexion Pharmaceuticals, Inc. By: /s/ Patrick Riley Name: Patrick Riley Title: Director	Xencor, Inc. By: /s/ John Kuch Name: John Kuch Title: Senior VP &Chief Financial Officer

[Signature Page to First Amendment to Option and License Agreement]

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